                           SCHEDULE I TO SCHEDULE 13D

                                   CFE, INC.
                        DIRECTORS AND EXECUTIVE OFFICERS


-----------------------------------------------------------------------------------------------
           Name              Present Business Address        Present Principal Occupation
           ----              ------------------------        ----------------------------
-----------------------------------------------------------------------------------------------
                                     DIRECTORS
-----------------------------------------------------------------------------------------------
Michael A. Gaudino         201 High Ridge Road               President, CFE; President and
                           Stamford, CT 06927                Chief Executive Officer, GE
                                                             Capital Commercial Finance, Inc.
-----------------------------------------------------------------------------------------------
                                     OFFICERS
-----------------------------------------------------------------------------------------------
Michael A. Gaudino         201 High Ridge Road               President, CFE; President and
                           Stamford, CT 06927                Chief Executive Officer, GE
                                                             Capital Commercial Finance, Inc.
-----------------------------------------------------------------------------------------------
J. Gordon Smith            201 High Ridge Road               Vice President, CFE;
                           Stamford, CT 06927                Managing Director and Chief Financial
                                                             Officer, GE Capital Commercial Finance, Inc.
-----------------------------------------------------------------------------------------------
Robert O. O'Reilly, Sr.    201 High Ridge Road               Vice President, CFE;
                           Stamford, CT 06927                Managing Director, GE
                                                             Capital Commercial Finance, Inc.
-----------------------------------------------------------------------------------------------
James Ungari               201 High Ridge Road               Vice President, CFE;
                           Stamford, CT 06927                Managing Director, GE
                                                             Capital Commercial Finance, Inc.
-----------------------------------------------------------------------------------------------
Murry K. Stegelmann        201 High Ridge Road               Vice President, CFE;
                           Stamford, CT 06927                Managing Director, GE
                                                             Capital Commercial Finance, Inc.
-----------------------------------------------------------------------------------------------
Preston H. Abbott          201 High Ridge Road               Vice President and Secretary,
                           Stamford, CT 06927                CFE; Managing Director and
                                                             General Counsel, GE Capital
                                                             Commercial Finance, Inc.
-----------------------------------------------------------------------------------------------
Clifford H. Warren         201 High Ridge Road               Vice President - Taxes, CFE;
                           Stamford, CT 06927                Tax Director, GE Capital
                                                             Commercial Finance, Inc.
-----------------------------------------------------------------------------------------------
Janet Williams             60 Long Ridge Road                Vice President, CFE; Senior
                           Stamford, CT 06927                Vice President, GE Capital
                                                             Commercial Finance, Inc.
-----------------------------------------------------------------------------------------------
Kenneth M. Gacevich        2325 Lakeview Parkway             Vice President, CFE; Vice
                           Alpharetta, GA 30004              President, GE Capital
                                                             Commercial Finance, Inc.
-----------------------------------------------------------------------------------------------

                          SCHEDULE II TO SCHEDULE 13D

                      GENERAL ELECTRIC CAPITAL CORPORATION
                        DIRECTORS AND EXECUTIVE OFFICERS


-----------------------------------------------------------------------------------------------
Name                         Present Business Address        Present Principal Occupation
----                         ------------------------        ----------------------------
-----------------------------------------------------------------------------------------------
                                     DIRECTORS
-----------------------------------------------------------------------------------------------
Nancy E. Barton             GE Capital                       Senior Vice President, General
                            260 Long Ridge Road              Counsel and Secretary, GE Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------
James R. Bunt               GE                               Vice President and Treasurer, GE
                            3135 Easton Turnpike
                            Fairfield, CT 06431
-----------------------------------------------------------------------------------------------
David L. Calhoun            GE Aircraft Engines              Executive Vice President and
                            One Neumann Way                  Chief Operating Officer, GE
                            Cincinnati, OH 45215-6301        Aircraft Engines
-----------------------------------------------------------------------------------------------
Dennis D. Dammerman         GE                               Chairman, GECS; Vice
                            3135 Easton Turnpike             Chairman, GE
                            Fairfield, CT 06431
-----------------------------------------------------------------------------------------------
Michael D. Frazier          GE Financial Assurance           President and Chief Executive
                            Taylor Building                  Officer, GE Financial Assurance
                            6604 West Broad Street
                            Richmond, VA 23230
-----------------------------------------------------------------------------------------------
B.W. Heineman, Jr.          GE                               Senior Vice President, General
                            3135 Easton Turnpike             Counsel and Secretary, GE
                            Fairfield, CT 06431
-----------------------------------------------------------------------------------------------
Jeffrey R. Immelt           GE Medical Systems               President and Chief Executive
                            3000 N. Grandview Boulevard      Officer, GE Medical Systems
                            Waukesha, WI 53188
-----------------------------------------------------------------------------------------------
W. James McNerney, Jr.      GE Aircraft Engines              President and Chief Executive
                            One Neumann Way                  Officer, GE Aircraft Engines
                            Cincinnati, OH 45215-6301
-----------------------------------------------------------------------------------------------
John H. Meyers              GE Investment Corporation        Chairman and President, GE
                            3003 Summer Street               Investment Corporation
                            Stamford, CT 06904
-----------------------------------------------------------------------------------------------
R.L. Nardelli               GE Power Systems                 President and Chief Executive
                            One River Road                   Officer, GE Power Systems
                            Schenectady, NY 12345
-----------------------------------------------------------------------------------------------
Dennis J. Nayden            GE Capital                       President and Chief Executive
                            260 Long Ridge Road              Officer, GE Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------
Michael A. Neal             GE Capital                       Executive Vice President, GE
                            260 Long Ridge Road              Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------
James A. Parke              GE Capital                       Executive Vice President and
                            260 Long Ridge Road              Chief Financial Officer, GE
                            Stamford, CT 06927               Capital
-----------------------------------------------------------------------------------------------
Ronald R. Pressman          Employers Reinsurance            President and Chief Executive
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                            Corporation                      Officer, Employers Reinsurance
                            5200 Metcalf                     Corporation
                            Overland Park, KS 66201
-----------------------------------------------------------------------------------------------
Gary M. Reiner              GE                               Senior Vice President and Chief
                            3135 Easton Turnpike             Information Officer, GE
                            Fairfield, CT 06431
-----------------------------------------------------------------------------------------------
John M. Samuels             GE                               Vice President and Senior
                            3135 Easton Turnpike             Counsel, Corporate Taxes, GE
                            Fairfield, CT 06431
-----------------------------------------------------------------------------------------------
Keith S. Sherin             GE                               Senior Vice President, Finance
                            3135 Easton Turnpike             and Chief Financial Officer, GE
                            Fairfield, CT 06431
-----------------------------------------------------------------------------------------------
Edward D. Stewart           GE Capital                       Executive Vice President, GE
                            1600 Summer Street               Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------
John F. Welch, Jr.          GE                               Chairman of the Board and
                            3135 Easton Turnpike             Chief Executive Officer, GE
                            Fairfield, CT 06431
-----------------------------------------------------------------------------------------------
William A. Woodburn         GE Capital                       Executive Vice President, GE
                            260 Long Ridge Road              Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------

                                     OFFICERS
                                     --------
-----------------------------------------------------------------------------------------------
Nancy E. Barton             GE Capital                       Senior Vice President, General
                            260 Long Ridge Road              Counsel and Secretary, GE Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------
James A. Colica             GE Capital                       Senior Vice President, Global
                            260 Long Ridge Road              Risk Management, GE Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------
Richard D'Avino             GE Capital                       Senior Vice President, Taxes,
                            260 Long Ridge Road              GE Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Robert L. Lewis             GE Capital                        Senior Vice President,
                            260 Long Ridge Road               Structured Finance Group, GE
                            Stamford, CT 06927                Capital
-----------------------------------------------------------------------------------------------
Dennis J. Nayden            GE Capital                        Chairman and Chief Executive
                            260 Long Ridge Road               Officer, GE Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------
Michael A. Neal             GE Capital                        President and Chief Operating
                            260 Long Ridge Road               Officer, GE Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------
James A. Parke              GE Capital                        Executie Vice President and
                            260 Long Ridge Road               Chief Financial Officer, GE
                            Stamford, CT 06927                Capital
-----------------------------------------------------------------------------------------------
Marc J. Saperstein          GE Capital                        Senior Vice President, Human
                            260 Long Ridge Road               Resources, GE Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------
Edward D. Stewart           GE Capital                        Executive Vice President, GE
                            1600 Summer Street                Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------
Jeffrey S. Werner           GE Capital                        Senior Vice President,
                            260 Long Ridge Road               Corporate Treasury and
                            Stamford, CT 06927                Global Funding Operation, GE
                                                              Capital
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
William A. Woodburn         GE Capital                        Executive Vice President,  GE
                            260 Long Ridge Road               Capital
                            Stamford, CT 06927
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SCHEDULE III TO SCHEDULE 13D

                    GENERAL ELECTRIC CAPITAL SERVICES, INC.
                       DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
           Name              Present Business Address     Present Principal Occupation
           ----              ------------------------     ----------------------------
------------------------------------------------------------------------------------------
                                     DIRECTORS
                                     ---------
------------------------------------------------------------------------------------------
Nancy E. Barton             GE Capital                   Senior Vice President, General
                            260 Long Ridge Road          Counsel and Secretary, GE
                            Stamford, CT 06927           Capital
------------------------------------------------------------------------------------------
James R. Bunt               GE                           Vice President and Treasurer,
                            3135 Easton Turnpike         GE
                            Fairfield, CT 06431
------------------------------------------------------------------------------------------
David L. Calhoun            General Electric Appliances  Executive Vice President and
                            Appliance Park               Chief Operating Officer, GE
                            Louisville, KY 40225         Aircraft Engines
------------------------------------------------------------------------------------------
Dennis D. Dammerman         GE                           Vice Chairman, GE
                            3135 Easton Turnpike
                            Fairfield, CT 06431
------------------------------------------------------------------------------------------
Michael D. Frazier          GE Financial Assurance       President and Chief Executive
                            Taylor Building              Officer, GE Financial
                            6604 West Broad Street       Assurance
                            Richmond, VA 23230
------------------------------------------------------------------------------------------
Benjamin W. Heineman, Jr.   General Electric Company     Senior Vice President, General
                            3135 Easton Turnpike         Counsel and Secretary, GE
                            Fairfield, CT 06431
------------------------------------------------------------------------------------------
Jeffery R. Immelt           GE Medical Systems           President and Chief Executive
                            3000 N. Grandview Boulevard  Officer, GE Medical Systems
                            Waukesha, WI 53188
------------------------------------------------------------------------------------------
W. James McNerney, Jr.      GE Aircraft Engines          President and Chief Executive
                            One Neumann Way              Officer, GE Aircraft and
                            Cincinnati, OH 45215-6301    Engines
------------------------------------------------------------------------------------------
John H. Myers               GE Investment Corporation    Chairman and President, GE
                            3003 Summer Street           Investment Corporation
                            Stamford, CT 06904
------------------------------------------------------------------------------------------
Robert L. Nardelli          GE Power Systems             President and Chief Executive
                            One River Road               Officer, GE Power Systems
                            Schenectady, NY 12345
------------------------------------------------------------------------------------------
Denis J. Nayden             GE Capital                   President and Chief Executive
                            260 Long Ridge Road          Officer, GE Capital
                            Stamford, CT 06927
------------------------------------------------------------------------------------------
Michael A. Neal             GE Capital                   Executive Vice President, GE
                            260 Long Ridge Road          Capital
                            Stamford, CT 06927
------------------------------------------------------------------------------------------
James A. Parke              GE Capital                   Executive Vice President and
                            260 Long Ridge Road          Chief Financial Officer, GE
                            Stamford, CT 06927           Capital
------------------------------------------------------------------------------------------
Ronald R. Pressman          Employers Reinsurance        President and Chief Executive
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                            Corporation                  Officer, Employers
                            5200 Metcalf                 Reinsurance Corporation
                            Overland Park, KS 66201
------------------------------------------------------------------------------------------
Gary M. Reiner              GE                           Senior Vice President and
                            3135 Easton Turnpike         Chief Information Officer, GE
                            Fairfield, CT 06431
------------------------------------------------------------------------------------------
John M. Samuels             GE                           Vice President and Senior
                            3135 Easton Turnpike         Counsel, Corporate Taxes, GE
                            Fairfield, CT 06431
------------------------------------------------------------------------------------------
K.S. Sherin                 GE                           Senior Vice President,
                            3135 Easton Turnpike         Finance and Chief Financial
                            Fairfield, CT 06431          Officer, GE
------------------------------------------------------------------------------------------
Edward D. Stewart           GE Capital                   Executive Vice President,
                            260 Long Ridge Road          GE Capital
                            Stamford, CT 06927
------------------------------------------------------------------------------------------
John F. Welch, Jr.          GE                           Chairman of the Board and
                            3135 Easton Turnpike         Chief Executive Officer, GE
                            Fairfield, CT 06431
------------------------------------------------------------------------------------------
William S. Woodburn         GE Capital                   Executive Vice President,
                            260 Long Ridge Road          GE Capital
                            Stamford, CT 06927
------------------------------------------------------------------------------------------

                                 OFFICERS
                                 --------
------------------------------------------------------------------------------------------
Nancy E. Barton             GE Capital                   Senior Vice President,
                            260 Long Ridge Road          General Counsel and
                            Stamford, CT 06927           Secretary, GE Capital
------------------------------------------------------------------------------------------
James Colica                GE Capital                   Senior Vice President, Global
                            260 Long Ridge Road          Risk Management, GE Capital
                            Stamford, CT 06927
------------------------------------------------------------------------------------------
Dennis D. Dammerman         GE                           Chairman, GECS; Vice
                            3135 Easton Turnpike         Chairman, GE
                            Fairfield, CT 06431
------------------------------------------------------------------------------------------
Richard D'Avino             GE Capital                   Senior Vice President, Taxes,
                            260 Long Ridge Road          GE Capital
                            Stamford, CT 06927
------------------------------------------------------------------------------------------
Michael D. Frazier          GE Financial Assurance       President and Chief Executive
                            Taylor Building              Officer, GE Financial
                            6604 West Broad Street       Assurance
                            Richmond, VA 23230
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Denis J. Nayden             GE Capital                   President, GECS; Chairman and Chief
                            260 Long Ridge Road          Executive Officer, GE Capital
                            Stamford, CT 08927
------------------------------------------------------------------------------------------
Michael A. Neal             GE Capital                   President and Chief Operating
                            260 Long Ridge Road          Officer, GE Capital
                            Stamford, CT 06927
------------------------------------------------------------------------------------------
James A. Parke              GE Capital                   Executive Vice President
                            260 Long Ridge Road          and Chief Financial
                            Stamford, CT 06927           Officer, GE Capital
------------------------------------------------------------------------------------------
Ronald R. Pressman          Employers Reinsurance        President and Chief
                            Corporation                  Executive Officer,
                            5200 Metcalf                 Employers Reinsurance
                            Overland Park, KS 66201      Corporation
------------------------------------------------------------------------------------------
Marc J. Saperstein          GE Capital                   Senior Vice President,
                            260 Long Ridge Road          Human Resources, GE Capital
                            Stamford, CT 06927
------------------------------------------------------------------------------------------
Edward D. Stewart           GE Capital                   Executive Vice President
                            260 Long Ridge Road          GE Capital
                            Stamford, CT 06927

------------------------------------------------------------------------------------------
Jeffrey S. Werner           GE Capital                   Senior Vice President,
                            260 Long Ridge Road          Corporate Treasury and
                            Stamford, CY 06927           Global Funding Operation
------------------------------------------------------------------------------------------
William S. Woodburn         GE Capital                   Executive Vice President,
                            260 Long Ridge Road          GE Capital
                            Stamford, CT 06927
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SCHEDULE IV TO SCHEDULE 13D

                           GENERAL ELECTRIC COMPANY
                       DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------
          Name               Present Business Address    Present Principal Occupation
          ----               ------------------------    ----------------------------
------------------------------------------------------------------------------------------
                                   DIRECTORS
                                   ---------
------------------------------------------------------------------------------------------
J.I. Cash, Jr.              Harvard Business School      Professor of Business
                            Morgan Hall                  Administration - Graduate
                            Soldiers Field               School of Business
                            Boston, MA 02163             Administration Harvard
                                                         University
------------------------------------------------------------------------------------------
S. S. Cathcart              222 Wisconsin Avenue         Retired Chairman, Illinois
                            Suite 103                    Tool Works
                            Lake Forest, IL 60045
------------------------------------------------------------------------------------------
D. D. Dammerman             GE                           Chairman, GECS; Vice
                            3135 Easton Turnpike         Chairman and Executive
                            Fairfield, CT 06431          Officer, GE Capital
------------------------------------------------------------------------------------------
P. Fresco                   Fiat SpA                     Chairman of the Board,
                            via Nizza 250                Fiat SpA
                            10126 Torino,
                            Italy
------------------------------------------------------------------------------------------
A.M. Fudge                  Kraft Foods, Inc.            Executive Vice President,
                            555 South Broadway           Kraft Foods, Inc.
                            Tarrytown, NY 10591
------------------------------------------------------------------------------------------
C.X. Gonzalez               Kimberly-Clark de Mexico,    Chairman of the Board and
                            S.A. de C.V.                 Chief Executive Officer,
                            Jose Louis Lagrange 103,     Kimberly-Clark de Mexico
                            Tercero Piso                 S.A. de C.V.
                            Colonia Los Morales
                            Mexico, D.F. 11510,
                            Mexico
------------------------------------------------------------------------------------------
Andrea Jung                 Avon Products, Inc.          President and Chief
                            1345 Avenue of the Americas  Executive Officer, Avon
                            New York, NY 10105           Products, Inc.
------------------------------------------------------------------------------------------
K.G. Langone                Invemed Associates, Inc      Chairman, President and
                            375 Park Avenue              Chief Executive Officer,
                            New York, NY 10152           Invemed Associates, Inc.
------------------------------------------------------------------------------------------
Scott G. McNealy            Sun Microsystems, Inc.       Chairman, President and
                            901 San Antonio Road         Chief Executive Officer,
                            Palo Alto, CA  94303         Sun Microsystems
------------------------------------------------------------------------------------------
G.G. Michelson              Federated Department Stores  Former Member of the Board
                            151 West 34th Street         of Directors, Federated
                            New York, NY 10001           Department Stores
------------------------------------------------------------------------------------------
S. Nunn                     King & Spalding              Partner, King & Spalding
                            191 Peachtree Street, N.E.
                            Atlanta, GA 30303
------------------------------------------------------------------------------------------
R.S. Penske                 Penske Corporation           Chairman of the Board and
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            13400 Outer Drive, West      President, Penske
                            Detroit, MI 48239-4001       Corporation
--------------------------------------------------------------------------------
F.H.T. Rhoades              Cornell University           President Emeritus,
                            3104 Snee Building           Cornell University
                            Ithaca, NY 14853
--------------------------------------------------------------------------------
A.C. Sigler                 Champion International       Retired Chairman of the
                            Corporation                  Board, Chief Executive
                            1 Champion Plaza             Officer and Former
                            Stamford, CT 06921           Director, Champion
                                                         International
                                                         Corporation
--------------------------------------------------------------------------------
D.A. Warner, III            J.P. Morgan & Co., Inc., &   Chairman of the Board,
                            Morgan Guaranty Trust Co.    President, and Chief
                            60 Wall Street               Executive Officer, J.P.
                            New York, NY 10260           Morgan & Co.
                                                         Incorporated and Morgan
                                                         Guaranty Trust Company
--------------------------------------------------------------------------------
J. F. Welch, Jr.            GE                           Chairman of the Board
                            3135 Easton Turnpike         and Chief Executive
                            Fairfield, CT 06431          Officer, GE
--------------------------------------------------------------------------------
                              EXECUTIVE OFFICERS
                              ------------------
--------------------------------------------------------------------------------
J. F. Welch, Jr.            GE                           Chairman of the Board
                            3135 Easton Turnpike         and Chief Executive
                            Fairfield, CT 06431          Officer, GE
--------------------------------------------------------------------------------
P.D. Ameen                  GE                           Vice President and
                            3135 Easton Turnpike         Comptroller, GE
                            Fairfield, CT 06431
--------------------------------------------------------------------------------
F.S. Blake                  GE                           Senior Vice
                            3135 Easton Turnpike         President-Corporate
                            Fairfield, CT 06431          Business Development,
                                                         GE
--------------------------------------------------------------------------------
J.R. Bunt                   GE                           Vice President and
                            3135 Easton Turnpike         Treasurer, GE
                            Fairfield, CT 06431
--------------------------------------------------------------------------------
W.J. Conaty                 GE                           Senior Vice President
                            3135 Easton Turnpike         Human Resources, GE
                            Fairfield, CT 06431
--------------------------------------------------------------------------------
D.D. Dammerman              GE                           Chairman, GECS; Vice
                            3135 Easton Turnpike         Chairman, GE
                            Fairfield, CT 06431
--------------------------------------------------------------------------------
L.S. Edelheit               GE                           Senior Vice President
                            P.O. Box 8                   Corporate Research and
                            Schenectday, NY 12301        Development, GE
--------------------------------------------------------------------------------
Matthew J. Espe             GE                           Senior Vice President,
                            Nela Park                    GE Lighting
                            Cleveland, Ohio 44112
--------------------------------------------------------------------------------
B.W. Heineman, Jr.          GE                           Senior Vice President,
                            3135 Easton Turnpike         General Counsel and
                            Fairfield, CT 06431          Secretary, GE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.R. Immelt                 GE                           Senior Vice President,
                            P.O. Box 414                 GE Medical Systems
                            Milwaukee, WI 53201
--------------------------------------------------------------------------------
L.R. Johnston               GE                           Senior Vice President,
                            Appliance Park               GE Appliances
                            Louisville, KY 40225
--------------------------------------------------------------------------------
J. Krenicki, Jr.            GE                           Vice President, GE
                            2901 East Lake Road          Transportation Systems
                            Erie, PA 16531
--------------------------------------------------------------------------------
W.J. McNernery, Jr.         GE                           Senior Vice President,
                            1 Neumann Way                GE Aircraft Engines
                            Cincinnati, OH 05215
--------------------------------------------------------------------------------
R.L. Nardelli               GE                           Senior Vice President,
                            1 River Road                 GE Power Systems
                            Schenectady, NY 12345
--------------------------------------------------------------------------------
R.W. Nelson                 GE                           Vice President-
                            3135 Easton Turnpike         Corporate Financial
                            Fairfield, CT 06431          Planning and Analysis,
                                                         GE
--------------------------------------------------------------------------------
G.M. Reiner                 GE                           Senior Vice President
                            3135 Easton Turnpike         and Chief Information
                            Fairfield, CT 06431          Officer, GE
--------------------------------------------------------------------------------
J.G. Rice                   GE                           Vice President, GE
                            1 River Road                 Power Systems
                            Schenectady, NY 12345
--------------------------------------------------------------------------------
G.L. Rogers                 GE                           Senior Vice President,
                            1 Plastics Avenue            GE Plastics
                            Pittsfield, MA 01201
--------------------------------------------------------------------------------
K.S. Sherin                 GE                           Senior Vice President,
                            3135 Easton Turnpike         Finance and Chief
                            Fairfield, CT  06431         Financial Officer, GE

--------------------------------------------------------------------------------
L.G. Trotter                GE                           Senior Vice President,
                            41 Woodward Avenue           GE Industrial Systems
                            Plainville, CT 06062
--------------------------------------------------------------------------------